UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

PLUS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6420 LEVIT GREEN BOULEVARD Suite 310
Houston, Texas		77021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (737) 255-7194

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2026, Plus Therapeutics, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-292637) with the Securities and Exchange Commission (as amended, the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, the “Summary Compensation Table for 2025 and 2024” included in the Registration Statement noted that the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) had not yet determined the amount of discretionary cash bonuses payable to the Company’s principal executive officer and up to two of the most highly compensated executive officers other than the principal executive officer (the “Named Executive Officers”) for the fiscal year ended December 31, 2025 (“Fiscal Year 2025”), and that the amounts of such discretionary cash bonuses would be disclosed in a Current Report on Form 8-K under Item 5.02(f) once the amounts are determined.

On February 9, 2026, the Compensation Committee approved discretionary cash bonuses payable to the Named Executive Officers for Fiscal Year 2025. In accordance with Item 5.02(f) of Form 8-K, set forth below is an updated “Summary Compensation Table for 2025 and 2024”, which includes the amount of discretionary cash bonuses payable to the Named Executive Officers for Fiscal Year 2025, as well as the total compensation figures for the Company’s Named Executive Officers for Fiscal Year 2025.

NEO	Year	Salary ($)	Option Awards ($)(1)	Restricted Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Marc H. Hedrick, M.D. President and Chief Executive Officer	2025	585,000	3,531,841	1,100,647	305,663	43,581	5,566,732
	2024	556,400	335,348	—	321,321	47,216	1,260,285

Andrew Sims Chief Financial Officer	2025	390,000	810,388	264,154	149,175	17,562	1,631,279
	2024	372,750	74,758	—	156,555	17,053	621,116

Norman LaFrance, M.D.(3) Former Chief Medical Officer	2025	—	—	—	—	—	—
	2024	258,446	—	—	—	27,466	285,912
(1)
The amounts in this column reflect the aggregate grant date fair value of share-based awards granted to our NEOs during the years indicated. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions computed in accordance with ASC Topic 718.
(2)
This column includes standard benefits, including a 401K match, and health and life insurance premiums.
(3)
On June 11, 2024, Dr. LaFrance stepped down from his position as the Company’s Chief Medical Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUS THERAPEUTICS, INC.

Date:	February 13, 2026	By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Officer